PROSPECTUS & APPLICATION
FRANKLIN INVESTORS SECURITIES TRUST
MARCH 1, 1998  AS AMENDED AUGUST 3, 1998

INVESTMENT STRATEGY
GLOBAL INCOME

FRANKLIN GLOBAL GOVERNMENT INCOME FUND


INVESTMENT STRATEGY
INCOME

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND


INVESTMENT STRATEGY
GROWTH & INCOME

FRANKLIN CONVERTIBLE SECURITIES FUND
FRANKLIN EQUITY INCOME FUND

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

This prospectus describes each fund's Class I shares and the Global Fund's, the Convertible Fund's, and the Equity Fund's Class II shares. The Global Fund and the Short-Intermediate Fund currently offer another share class with a different sales charge and expense structure, which affects performance.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated March 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, or to receive a free copy of the prospectus for the Global Fund and Short-Intermediate Fund's other share class, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FRANKLIN INVESTORS SECURITIES TRUST


THE CONVERTIBLE FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE BONDS OF BOTH U.S. AND FOREIGN ISSUERS. THESE ARE COMMONLY KNOWN AS "JUNK BONDS." THEIR DEFAULT AND OTHER RISKS ARE GREATER THAN THOSE OF HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THE FUND. PLEASE SEE "WHAT ARE THE RISKS OF INVESTING IN THE FUND?"

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN INVESTORS SECURITIES TRUST

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ...............................................2
Financial Highlights ..........................................4
How Does the Fund Invest Its Assets? .........................11
What Are the Risks of Investing in the Fund? .................31
Who Manages the Fund? ........................................37
How Taxation Affects the Fund and Its Shareholders ...........42
How Is the Trust Organized? ..................................45

ABOUT YOUR ACCOUNT

How Do I Buy Shares? .........................................46
May I Exchange Shares for Shares of Another Fund? ............55
How Do I Sell Shares? ........................................58
What Distributions Might I Receive From the Fund? ............61
Transaction Procedures and Special Requirements ..............62
Services to Help You Manage Your Account .....................67
What If I Have Questions About My Account? ...................69

GLOSSARY

Useful Terms and Definitions .................................70

APPENDIX

Description of Ratings .......................................72


March 1, 1998
as amended August 3, 1998


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN(R)

Franklin Investors Securities Trust

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the funds. It is based on the historical expenses of each class for the fiscal year ended October 31, 1997. The funds' actual expenses may vary.


                                              SHORT-
                                              INTERMEDIATE CONVERTIBLE  EQUITY
                            GLOBAL FUND       FUND         FUND         FUND
------------------------------------------------------------------------------

A.  SHAREHOLDER TRANSACTION EXPENSES+

CLASS I

Maximum Sales Charge
 (as a percentage of
 Offering Price)                4.25%        2.25%        5.75%         5.75%
 Paid at time of purchase++     4.25%        2.25%        5.75%         5.75%
 Paid at redemption++++         None         None         None          None
Exchange Fee
 (per transaction)*            $5.00        $5.00        $5.00         $5.00

CLASS II

Maximum Sales Charge
 (as a percentage of
 Offering Price)               1.99%       N/A           1.99%         1.99%
 Paid at time of purchase+++   1.00%       N/A           1.00%         1.00%
 Paid at redemption++++        0.99%       N/A           0.99%         0.99%
Exchange Fee
 (per transaction)*           $5.00        N/A          $5.00         $5.00

B.    ANNUAL FUND OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

CLASS I

Management Fees                0.60%      0.56%         0.57%          0.53%
Rule 12b-1 Fees                0.10%**    0.08%**       0.25%**        0.25%**
Other Expenses                 0.20%      0.14%         0.18%          0.19%
                               -----------------------------------------------

TOTAL FUND OPERATING
 Expenses                     0.90%       0. 78%        1.00%          0.97%
                             ================================================

CLASS II

Management Fees               0.60%       N/A           0.57%          0.53%
Rule 12b-1 Fees**             0.65%       N/A           0.99%          1.00%
Other Expenses                0.20%       N/A           0.18%          0.19%
                              ----------------------------------------------

Total Fund Operating
 Expenses                     1.45%       N/A           1.74%1         1.72%
                              ==============================================

C.    Example

   Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.

                         1 YEAR        3 YEARS      5 YEARS       10 YEARS
-------------------------------------------------------------------------

Global Fund - Class I         $51***      $70         $ 90        $149
Global Fund - Class II        $44         $65         $ 98        $190
Short-Intermediate Fund -
 Class I                      $30***      $47         $ 65        $117
Convertible Fund -
 Class I                      $67***      $88         $110        $173
Convertible Fund -
 Class II                     $37         $64         $103        $213
Equity Fund - Class I         $67***      $87         $108        $170
Equity Fund - Class II        $37         $64         $102        $211

   For the same Class II investment, you would pay projected expenses of $34 for the Global Fund, $28 for the Convertible Fund, or $27 for the Equity Fund if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The funds pay their operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class
I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**These fees may not exceed .15% for Global Fund - Class I, .10% for Short-Intermediate Fund - Class I, .25% for Convertible Fund - Class I, and Equity Fund - Class I, .65% for Global Fund - Class II, and 1.00% for
Convertible Fund - Class II, and Equity Fund - Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.
1Class I total fund operating expenses are different than the ratio of expenses to average net assets shown under "Financial Highlights" due to a timing difference between the end of the 12b-1 plan year and the fund's fiscal year end.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's financial history. The information has been audited by Coopers & Lybrand L.L.P, the funds' independent auditors. Their audit report covering each of the most recent five years appears in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997. The Annual Report to Shareholders also includes more information about each fund's performance. For a free copy, please call Fund Information.


GLOBAL FUND

                                                                        CLASS I
                                   -------------------------------------------------------------------------------------------
                                     YEAR ENDED OCTOBER 31,                 YEAR ENDED JANUARY 31,
                                   -----------------------------------------------------------------------------------------------

                                    1997     1996      1995      1994  1993++     1993       1992    1991      1990     1989+

----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net Asset Value,
 beginning of year                 $8.65     $8.31     $8.06     $9.33 $8.61      $9.39     $9.34    $9.58     $10.39   $10.00
Income from investmentoperations:-------------------------------------------------------------------------------------------------
 Net investment income              .60        .61       .67      1.30   .58        .83       .86     1.05        1.11     .66
 Net realized and
 unrealized gain (loss)            (.22)      .33        .29     (1.81)  .72        .70       .25     (.17)       (.80)    .30
                                 -------------------------------------------------------------------------------------------------
Total from
 investment operations              .38       .94        .96      (.51)  1.30        .13      1.11      .88         .31     .96
                                 -------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (.61)     (.60)      (.64)     (.08)  (.58)      (.71)     (.90)   (1.11)      (1.12)   (.56)
                                 -------------------------------------------------------------------------------------------------
 In excess of net
 investment income                 (.01)      --         --        --      --         --        --       --         --      --
 Net realized gains                 --        --         --       (.08)    --       (.08)     (.16)   (.01)         --    (.01)
 Tax return of capital              --        --        (.07)     (.60)    --       (.12)       --       --         --      --
                                 -----------------------------------------------------------------------------------------------
Total distributions                (.62)     (.60)      (.71)     (.76)  (.58)      (.91)     (1.06)  (1.12)      (1.12)  (.57)
                                 -------------------------------------------------------------------------------------------------

Net Asset Value,
 end of year                      $8.41    $8.65      $8.31      $8.06    $9.33      $8.61      $9.39    $9.3       $9.58 $10.39
                                 =================================================================================================
Total return*                      4.31%   11.80%     12.65%     (5.72%)  15.14%      1.08%     12.15%    9.27%      2.69%  9.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(in millions)                      $118.3   $137.6    $165.0      $187.2  $195.6      $154     $78.9     $29.7      $12.4   $5.6
Ratios to average
net assets:
 Expenses                              .90%     .85%      .96%       .89%    .77%**     .72%     .50%      .25%       .03%   --
 Expenses excluding waiver
 and payments by affiliate            --         --        --         --      --        .73%     .80%      .87%       .96% 1.71%
 Net investment income                6.97%    7.68%     8.29%      8.54%    6.74%**    7.08%    7.87%    11.80%     11.97% 9.92%
Portfolio turnover rate             193.30%  139.71%   103.49%     80.69%   67.36%     49.20%  155.40%    72.21%     41.34% 2.05%

                                                CLASS II
                                        ------------------------
                                         YEAR ENDED OCTOBER 31,
                                        ------------------------
                                          1997    1996    1995+++
                                        ------------------------
PER SHARE OPERATING PERFORMANCE
(for a share
 outstanding throughout
 the year)
Net Asset Value,
 beginning of year                     $8.65      $8.31     $8.03
                                       ---------------------------
Income from investment
 operations:
 Net investment income                   .55        .56       .31
 Net realized and
 unrealized gain (loss)                 (.22)       .33       .30
                                        --------------------------
Total from investment operations         .33        .89       .61
                                        --------------------------
Less distributions from:
 Net investment income                  (.56)      (.55)     (.30)
 In excess of net investment income     (.01)       --         --
 Tax return of capital                    --        --       (.03)
                                         -------------------------
Total distributions                     (.57)      (.55)     (.33)
Net Asset Value, end of year           $8.41      $8.65     $8.31
                                       ===========================
Total return*                           3.74%     11.19%     7.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)    $4,473      $3,700      $1,193
Ratios to average net assets:
 Expenses                               1.46%       1.40%    1.54%**
 Net investment income                  6.43%       7.17%    7.41%**
Portfolio turnover rate               193.30%     139.71%  103.49%

SHORT-INTERMEDIATE FUND

                                                   CLASS I
                                        --------------------------
                                     YEAR ENDED OCTOBER 31,                 YEAR ENDED JANUARY 31,
                                   -------------------------------------------------------------------------------------------

                                    1997     1996      1995      1994    1993++     1993       1992    1991      1990     1989+
 -----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value,
beginning of year                  $10.28   $10.35    $10.03    $10.80  $10.57     $10.39     $10.30  $10.16    $10.12   $10.38
                              ------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                .57      .58       .56       .49     .38        .57        .58     .76       .78      .78
 Net realized and
 unrealized gain (loss)               .02     (.08)      .31      (.70)    .25        .43        .37       .25     .10     (.30)
                              ------------------------------------------------------------------------------------------------

Total from investment
 operations                           .59      .50       .87      (.21)    .63       1.00       .95      1.01    .88       .48
                             -------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment
 income                             (.58)    (.57)      (.55)     (.47)    (.39)     (.57)     (.79)     (.86)  (.84)      (.74)
 Net realized gains                  --       --         --       (.09)    (.01)     (.26)     (.08)      --      --        --
                             -------------------------------------------------------------------------------------------------
Total distributions                 (.58)    (.57)      (.55)     (.56)    (.40)     (.82)     (.86)     (.87)  (.84)      (.74)
                            --------------------------------------------------------------------------------------------------

Net Asset Value,
 end of year                       $10.29  $10.28     $10.35    $10.03   $10.80     $10.57   $10.39    $10.30  $10.16    $10.12
                            ===================================================================================================
Total return*                        5.88%   4.97%      8.90%   ($1.99%) 5.90%       10.01%    9.44%    10.19%   8.78%     4.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
 (in millions)                      $192     $196        $208      $225   $274       $235       $164      $49     $31       $29
Ratios to average net assets:
 Expenses                            .78%      .74%       .73%      .65%   .55%**      .56%        .71%    .48%      .27%   .25%
 Expenses excluding
 waiver and payments
 by affiliate                         --        --         --       .68%   .63%**      .65%         --     .74%      .77%   .79%
 Net investment income               5.51%    5.64%      5.42%     4.75%  4.75%**     5.40%      5.90%    7.56%     7.60%  7.72%
Portfolio turnover rate             40.56%   72.62%     56.34%    99.09% 31.71%      78.96%    102.05%   71.44%   151.36% 111.75%

CONVERTIBLE FUND

                                                   CLASS I
                               --------------------------------------------------------------------------------------------------
                                     YEAR ENDED OCTOBER 31,                 YEAR ENDED JANUARY 31,
                               --------------------------------------------------------------------------------------------------
                                    1997     1996      1995      1994   1993++     1993       1992    1991      1990     1989+
                               --------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the year)
Net Asset Value,
 beginning of year                 $13.45    $12.73    $12.34    $12.79  $11.44    $10.48    $8.53     $9.31      $9.60   $9.10
                               -----------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                .64       .61       .58       .59     .45       .61       .44       .78        .80     .78
 Net realized and
 unrealized gain (loss)              2.15      1.39      1.10      (.33)   1.41      1.03      2.19      (.73)      (.40)    .40
                               -----------------------------------------------------------------------------------------------
Total from
 investment operations              2.79       2.00      1.68       .26    1.86      1.64      2.63      0.05       0.41    1.18
                               ------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income              (.60)      (.60)     (.59)     (.59)  (.51)    (.68)      (.68)    (.83)       (.70) (.68)
 Net realized gains                 (.90)      (.68)     (.70)     (.12)   --        --        --       --           --    --
                               ----------------------------------------------------------------------------------------------
Total distributions                (1.50)     (1.28)    (1.29)     (.71)  (.51)   (.68)       (.68)   (.83)       (.70) (.68)
Net Asset Value,
 end of year                      $14.74     $13.45    $12.73     $12.34  12.79   $11.44     $10.48   $8.53       $9.31  $9.60
                               ==================================================================================================
Total return*                      22.47%     16.71%    15.18%      2.07% 16.50%  16.12%      31.50%  0.37%       3.85%  13.08%

RATIOS/SUPPLEMENTAL DATA

Net assets,
 end of year
 (in millions)                    $213          $131         $83.5      $66.9  $47.4    $28.3       $20.3  $15.8      $14.8  $17.3
Ratios to average
 net assets:
 Expenses                        1.01%          1.02%        1.03%         .84% .25%**   .25%        .26%   .25%   .24%      .25%
 Expenses
 excluding waiver
 and payments
 by affiliate                      --             --          --           .92% .86%**    .81%       .94%   .84%    .89%    .90%
 Net investment
 income                          4.81%          4.79%        4.82%        4.84% 5.25%**   6.01%      6.84%  8.90%   8.25%   8.27%
Portfolio turnover rate        141.49%        129.83%      108.64%       68.39% 31.05%    60.00%     64.90% 45.42%  30.87%  70.75%
Average commission
 rate paid***                   $.0534          $.0495       --           --     --        --          --     --      --     --

                                                      CLASS II
                                             -------------------------------
                                                YEAR ENDED OCTOBER 31,
                                             -------------------------------
                                               1997    1996    1995++++
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value, beginning of year            $13.41   $12.71   $13.06
                                              ------------------------------
Income from investment operations:
 Net investment income                           .54       .51      .07
 Net realized and unrealized gain (loss)        2.13      1.40     (.37)
                                              -------------------------------
Total from investment operations                2.67      1.91     (.30)
                                               ------------------------------
Less distributions from:
 Net investment income                          (.50)     (.53)    (.05)
 Net realized gains                             (.90)     (.68)     --
                                                ----------------------------
Total distributions                            (1.40)    (1.21)     (.05)
                                                -----------------------------

Net Asset Value, end of year                  $14.68    $13.41      $12.71
                                               ==============================

Total return*                                  21.54%    15.92%      (2.33%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in 000's)            $35,282    $10,861     $209
Ratios to average net assets:
 Expenses                                     1.74%      1.79%       1.60%**
 Net investment income                        4.04%      4.00%       3.64%**
Portfolio turnover rate                     141.49%     129.83%    108.64%
Average commission rate paid***               $.0534      $.0495      --

EQUITY FUND

                                                              CLASS I
                                   ------------------------------------------------------------------------------------------------
                                     YEAR ENDED OCTOBER 31,                 YEAR ENDED JANUARY 31,
                                   ------------------------------------------------------------------------------------------------
                                    1997     1996      1995      1994  1993++     1993       1992    1991      1990     1989+
                                   ------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the year)
Net Asset Value,
 beginning of year                 $16.41   $15.19   $14.14    $14.91     $13.46 $12.31      $10.64   $11.53   $11.00    $10.00
                                   -----------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                .64      .64      .63       .62        .60    .66         .42      .72      .75      .56
                                  -----------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss)             3.23      1.63     1.27      (.36)      1.44  1.31         1.97     (.80)     .53      .89
                                  -----------------------------------------------------------------------------------------------
Total from
 investment operations              3.87      2.27     1.90       .26       2.04  1.97         2.39     (.08)    1.28     1.45
                                  -----------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income              (.64)     (.65)    (.61)     (.72)      (.50) (.68)        (.66)    (.74)    (.66)    (.37)
 Net realized gains                 (.33)     (.40)    (.24)     (.31)      (.09) (.14)        (.06)    (.07)    (.09)    (.08)
                                   -------------------------------------------------------------------------------------------------
Total distributions                 (.97)    (1.05)    (.85)     (1.03)     (.59) (.82)        (.72)    (.81)    (.75)    (.45)
                                   -----------------------------------------------------------------------------------------------
Net Asset Value,
 end of year                      $19.31    $16.41   $15.19     $14.14   $14.91   $13.46       $12.31   $10.64   $11.53   $11.00
                                   ==============================================================================================
Total return*                      24.40%   15.39%    14.10%      1.83%   15.27% 16.23%        22.76%    (.92%)  11.43%   14.61%

RATIOS/SUPPLEMENTAL DATA
Net assets,
 end of year
 (in millions)                     $352.6    $247.0   $168.9      $92.8   $42.2    $26.1      $16.1      $10.1    $7.2    $2.5
Ratios to average
 net assets:
 Expenses                           .97%      .98%     1.00%       .77%     .25%**    .25%       .25%       .18%    --     --
 Expenses excluding
 waiver and payments
 by affiliate                        --       --       1.02%       .95%     .87%**    .81%       .84%       .83%    .83%  .73%
 Net investment income             3.62%     4.11%     4.44%      4.53%    5.86%**   5.18%      5.77%      6.60%   6.23% 5.78%**
Portfolio turnover rate           29.04%    24.15%    27.86%     39.51%   19.33%    31.05%     40.59%      26.99% 33.11%11.34%
Average commission
 rate paid***                      $.0488    $.0514     --         --      --         --          --         --     --     --

                                          CLASS II
                              ----------------------------------------
                                    YEAR ENDED OCTOBER 31,
                              ----------------------------------------
                                    1997      1996      1995++++
                              ---------------------------------------
PER SHARE OPERATING PERFORMANCE
 (for a share outstanding
 throughout the year)
Net Asset Value, beginning of year  $16.38      $15.19       $15.38
INCOME FROM INVESTMENT OPERATIONS:
 NET INVESTMENT INCOME                 .50         .52          .05
 NET REALIZED AND
 UNREALIZED GAIN (LOSS)               3.22        1.63         (.19)
                                    -------------------------------
TOTAL FROM INVESTMENT OPERATIONS      3.72        2.15         (.14)
                                    -------------------------------
LESS DISTRIBUTIONS FROM:
 NET INVESTMENT INCOME                (.51)       (.56)        (.05)
 NET REALIZED GAINS                   (.33)       (.40)         --
                                    -------------------------------
TOTAL DISTRIBUTIONS                   (.84)       (.96)        (.05)
                                    ------------------------------
NET ASSET VALUE, END OF YEAR        $19.26      $16.38       $15.19
                                   ===============================
TOTAL RETURN*                        23.40%      14.53%        (.93%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)  $45,277     $18,227       $386
Ratios to average net assets:
 Expenses                             1.72%       1.73%        1.99%**
 Net investment income                2.78%       3.33%        3.57%**
Portfolio turnover rate              29.04%      24.15%       27.86%
Average commission rate paid***       $.0488      $.0514         --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to may 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to october 31, 1996, disclosure of average commission rate was not required.
+For the period march 15, 1988 (effective date) to january 31, 1989.
++For the nine months ended october 31, 1993.
+++For the period may 1, 1995 (effective date) to october 31, 1995.
++++For the period october 1, 1995 (effective date) to october 31, 1995.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Global Fund's investment objective is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Short-Intermediate Fund's investment objective is to provide as high a level of current income as is consistent with prudent investing while seeking preservation of shareholders' capital. The Convertible Fund's investment objective is to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Equity Fund's investment objective is to maximize total return through emphasis on high current income and long-term capital appreciation, consistent with reasonable risk. The objective is a fundamental policy of the fund and may not be changed without shareholder approval. Of course, there is no assurance that the fund will achieve its objective.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

GLOBAL FUND

The Global Fund seeks to achieve its objective by investing at least 65% of its total assets in securities issued or guaranteed by domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities ("U.S. government securities"). The Global Fund considers securities issued by central banks that are guaranteed by their national governments to be government securities.

The Global Fund selects investments to provide a high current yield and currency stability, or a combination of yield, capital appreciation, and currency appreciation consistent with the fund's objective. The Global Fund may also seek to protect or enhance income, or protect capital, through the use of forward currency exchange contracts, options, futures contracts, options on futures, and interest rate swaps, all of which are generally considered "derivative securities." A detailed description of these financial transactions is included below. The risk considerations involved in global investing generally are included under "What Are the Risks of Investing in the Fund?"


As a global fund, the Global Fund may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Global Fund invests at least 65% of its assets in government securities of issuers located in at least three countries, one of which may be the U.S. Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the European Currency Unit ("ECU").

Under normal economic conditions, the Global Fund invests at least 65% of its total assets in fixed-income securities such as bonds, notes, and debentures. Some of the fixed-income securities may be convertible into common stock or be traded together with warrants for the purchase of common stocks, although the Global Fund has no current intention of converting such securities into equity or holding them as equity upon such conversion. The remaining 35% may be invested, to the extent available and permissible, in equity securities, foreign or domestic currency deposits, or equivalents such as short-term U.S.
Treasury notes or repurchase agreements.

The Global Fund may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the Global Fund's investments will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when Advisers expects interests rates worldwide or in a particular country to rise, and longer when Advisers expects interest rates to fall.

The Global Fund may also invest in other fixed-income securities of both domestic and foreign issuers including preferred and preference stock and all types of long-term or short-term debt obligations, such as bonds, debentures, notes, commercial paper, equipment lease certificates, equipment trust certificates, and conditional sales contracts. The SAI contains additional information concerning these three latter categories. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales, or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit). The Global Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of the fund's net assets or to warrants attached to securities.

The Global Fund may also invest in debt securities of supranational entities denominated in any currency. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank, and the Asian Development Bank. The Global Fund may, in addition, invest in debt securities denominated in ECU of an issuer in any country (including supranational issuers). The Global Fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state, or equivalent government or are obligations of a government jurisdiction that are not backed by its full faith and credit and general taxing powers.

The Global Fund will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, the Global Fund will evaluate a country's economic and political conditions such as inflation rate, growth prospects, global trade patterns, and government policies.

The Global Fund invests its assets principally within Australia, Canada, Japan, New Zealand, the U.S., and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The Global Fund may also acquire securities and currency in less developed countries and in developing countries, which may involve greater exposure to the risks ordinarily associated with foreign investing. See "What Are the Risks of Investing in the Fund? - Foreign Securities." Advisers does not currently expect the Global Fund's investments in less developed and developing countries to exceed 30% of its net assets.

The Global Fund will not invest in securities of foreign countries issued without stock certificates or comparable stock documents. The Global Fund does not consider securities that it acquires outside the U.S. and that are publicly traded in the U.S., on a foreign securities exchange, or in a foreign securities market to be illiquid assets so long as the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available.

BANK SECURITIES. The Global Fund may invest in obligations of domestic and foreign banks which, at the date of investment, have total assets (as of the date of their most recently published financial statements) in excess of one billion dollars (or foreign currency equivalent at then-current exchange rates).

LOAN PARTICIPATIONS. The Global Fund may acquire loan participations in which the fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan participations, however, may enable the Global Fund to acquire an interest in a loan from a financially strong borrower, which the fund could not do directly. The SAI contains further information on loan participations.

LOWER-RATED DEBT OBLIGATIONS. The Global Fund may invest in higher-yielding, higher-risk, lower-rated debt obligations that are rated at least B by Moody's or S&P or, if unrated, are at least of comparable quality as determined by Advisers. As of December 31, 1997, the Global Fund held 20.6% of its assets in lower-rated investments and may in the future increase this percentage, but such investments will be less than 35% of the fund's net assets. U.S. rating agencies do not rate many debt obligations of foreign issuers, especially developing market issuers, and their selection depends on Advisers' internal analysis. Securities rated BB or lower by S&P or Ba or lower by Moody's (sometimes referred to as "junk bonds") are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore involve special risks. Please see "What Are the Risks of Investing in the Fund? - High Yield Securities" and the appendix in this prospectus for a discussion of the ratings categories.

CURRENCY TECHNIQUES AND HEDGING. The Global Fund intends to pursue its investment objective through investments in options, futures, options on futures, and forward contracts. Investment in these securities is not a fundamental policy of the Global Fund, and may be changed at the discretion of the Board without prior notice or shareholder approval. While there are no specific limits on the Global Fund's use of these practices other than those limits stated below, the fund only engages in these practices for hedging purposes, or in other words for the purpose of protecting against declines in the value of the fund's portfolio securities and the income on these securities. The production of additional income may at times be a secondary purpose of these practices.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Global Fund may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

The Global Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

The Global Fund may also enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the Global Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Similarly, when the Global Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Global Fund sets aside or segregates sufficient cash, cash equivalents, or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The Global Fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of the Global Fund to enter into forward contracts is limited only to the extent forward contracts would, in the opinion of Advisers, impede portfolio management or the ability of the fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Global Fund than if it had not entered into such contracts.

OPTIONS ON FOREIGN CURRENCIES. The Global Fund may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Global Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Global Fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. The SAI includes a further discussion of the use, risks, and costs of options on foreign currencies.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Global Fund may enter into contracts for the purchase or sale for future delivery of debt securities ("futures contracts") and may buy or write options to buy or sell futures contracts traded on U.S. and foreign exchanges ("options on futures contracts"). These investment techniques are designed only to hedge against anticipated future changes in interest rates that otherwise might either adversely affect the value of the Global Fund's portfolio securities or adversely affect the prices of securities that the fund intends to buy at a later date. Should interest rates move in an unexpected manner, the Global Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss.

The Board has adopted the requirement that the Global Fund may only use futures contracts and options on futures contracts for hedging purposes and not for speculation. In addition, the Global Fund will not buy or sell futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures positions of the fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the fund. The SAI contains a further discussion of the use, risks, and costs of futures contracts and options on futures contracts.

During periods when Advisers believes that the Global Fund should be in a temporary defensive position, the fund may have less than 25% of its assets concentrated in foreign government securities and may invest instead in U.S. government securities, including (i) U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. government; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

When investing for defensive purposes is appropriate, such as during periods of adverse market conditions or when relative yields in other securities are not deemed attractive, the Global Fund may invest part or all of its assets in cash (including foreign currency) or cash-equivalent, short-term obligations, including, but not limited to, the following: CDs, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for defensive purposes a larger portion of the Global Fund's assets may be invested in U.S. dollar denominated obligations to reduce the risks inherent in non-dollar denominated assets.

SHORT-INTERMEDIATE FUND

The Short-Intermediate Fund intends to invest up to 100% of its net assets in U.S. government securities. As a fundamental policy, the Short-Intermediate Fund must invest at least 65% of its net assets in U.S. government securities. SEC guidelines require at least 65% of the Short-Intermediate Fund's total assets be invested in U.S. government securities, and the fund will follow that policy notwithstanding its fundamental policy. It is the investment policy of the Short-Intermediate Fund (which may be changed upon notice to shareholders) to maintain the average dollar weighted maturity of its portfolio in a range of two to five years. Within this range, the Short-Intermediate Fund intends to emphasize an average weighted maturity of 31/2 years or less.

The Short-Intermediate Fund may invest in obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to, the following: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration.

Since inception, the Short-Intermediate Fund has invested its assets solely in direct obligations of the U.S. Treasury and in repurchase agreements collateralized by U.S. Treasury obligations. The level of income the fund may achieve may not be as high as that of other funds that invest in lower-quality, longer-term securities.

The Short-Intermediate Fund may purchase certain U.S. government securities at a discount. These securities, when held to maturity or retired, may include an element of capital gain. The Short-Intermediate Fund does not intend to hold securities for the purpose of achieving capital gains, but will generally hold them as long as current yields on these securities remain attractive. The Short-Intermediate Fund may realize capital losses when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. The Short-Intermediate Fund may also realize capital gains or losses upon the sale of securities.

ZERO COUPON BONDS. The Short-Intermediate Fund may, consistent with its other policies, invest in zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Zero coupon bonds are debt obligations that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compounds over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to the Short-Intermediate Fund) consists of the difference between its face value at maturity and its cost. These investments experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest. The Short-Intermediate Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

CONCENTRATION. The Short-Intermediate Fund will not invest more than 25% of the value of its total assets in any one particular industry.

CONVERTIBLE FUND

The Convertible Fund pursues its investment objective by investing at least 65% of its net assets (except when maintaining a temporary defensive position) in convertible securities as described below, and common stock received upon conversion or exchange of such securities and retained in the fund's portfolio to permit their orderly disposition. The Convertible Fund's policies permit investment in convertible and fixed-income securities without restrictions as to a specified range of maturities.

The Convertible Fund may invest up to 35% of its net assets in other securities (nonconvertible equity securities and corporate bonds, covered call options and put options, securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, repurchase agreements collateralized by U.S. government securities, money market securities, and securities of foreign issuers), which, in the aggregate, the fund considers to be consistent with its investment objective.

When maintaining a temporary defensive position, the Convertible Fund may invest its assets without limit in U.S. government securities and, subject to certain tax diversification requirements, commercial paper (short-term debt securities of large corporations), certificates of deposit and bankers' acceptances of banks having total assets in excess of $5 billion, repurchase agreements, and other money market securities.

CONVERTIBLE SECURITIES. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the\market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security, but if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Convertible Fund (or the Equity Fund) uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

The Convertible Fund (and the Equity Fund) may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as the fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, PERCS convert after three years into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Convertible Fund (and the Equity Fund) may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted, unlike PERCS they do not have a capital appreciation limit, they seek to provide the investor with high current income with some prospect of future capital appreciation, they are typically issued with three to four-year maturities, they typically have some built-in call protection for the first two to three years, and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which the Convertible Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Convertible Fund (or the Equity Fund). The fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The Convertible Fund (like the Equity Fund), however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. The Convertible Fund may invest a portion of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "equity securities" for purposes of the Convertible Fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although Advisers expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Convertible Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when Advisers determines that such a combination would better promote the Convertible Fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

LOWER-RATED SECURITIES. When investing in convertible securities and nonconvertible fixed-income debt securities, the Convertible Fund may buy both securities rated by nationally recognized statistical rating agencies or in unrated securities, depending upon prevailing market and economic conditions. Please see the appendix in this prospectus for a description of these ratings.


Ratings, which represent the opinions of the rating services with respect to the securities and are not absolute standards of quality, will be considered in connection with the investment of the Convertible Fund's assets but will not be a determining or limiting factor. Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the Convertible Fund's portfolio may also include, among other things, consideration of relative values, based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and public recognition thereof.

Higher yields are ordinarily available from securities in the lower-rated categories or from unrated securities of comparable quality. Convertible securities generally fall within the lower-rated categories of rating agencies, that is, securities rated Baa or lower by Moody's or BBB or lower by S&P. The Convertible Fund may only invest in convertible and nonconvertible securities that are rated at least B or above by Moody's or S&P, or if unrated, are at least of comparable quality as determined by Advisers. To the extent the Convertible Fund acquires securities rated B or unrated securities of comparable quality, these securities are regarded as speculative in nature. There may be a greater risk, including the risk of bankruptcy or default by the issuer, as to the timely repayment of the principal and timely payment of interest or dividends on such securities. (A breakdown of the securities' ratings is included under "What Are the Risks of Investing in the Fund? - Asset Composition Table.") The Convertible Fund will not invest in securities Advisers believes involve excessive risk. In the event a ratings service changes the rating on an issue held in the Convertible Fund's portfolio or the security goes into default, Advisers will consider that event in its evaluation of the overall investment merits of that security but will not necessarily sell the security.

WARRANTS. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Convertible Fund limits its investments in warrants, valued at the lower of cost or market, to 5% of the fund's net assets, or to warrants attached to securities.

U.S. GOVERNMENT SECURITIES. The Convertible Fund may invest in securities that are obligations of the U.S. government, its agencies or instrumentalities. U.S. government securities include, but are not limited to, U.S. Treasury bonds, notes and bills, Treasury Certificates of Indebtedness, and securities issued by instrumentalities of the U.S. government. The Convertible Fund may invest in participation certificates of the Government National Mortgage Association ("GNMAs"). GNMAs are guaranteed as to principal and interest by GNMA, which guarantee is backed by the full faith and credit of the U.S. government. The market value of GNMAs may fluctuate based upon factors such as changing interest rates. In addition, the mortgages underlying GNMAs are subject to repayment prior to maturity, and in times of falling mortgage interest rates premature repayments may be more likely. To the extent GNMAs held by the Convertible Fund are prepaid, the returned principal will be reinvested in new obligations at then-prevailing interest rates which may be lower than those of previously held obligations.

SHORT SALES AGAINST THE BOX. The Convertible Fund may make short sales of common stocks, provided the fund owns an equal amount of these securities or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such common stock. In a short sale the Convertible Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Convertible Fund is said to have a short position in the securities sold until it delivers the securities sold, at that time it receives the proceeds of the sale. To secure its obligation to deliver the securities sold short, the Convertible Fund will deposit collateral with its custodian bank that will generally consist of an equal amount of such securities or securities convertible into or exchangeable for at least an equal amount of such securities. The Convertible Fund may make a short sale when Advisers believes the price of the stock may decline and when, for tax or other reasons, Advisers does not currently want to sell the stock or convertible security it owns. In this case, any decline in the value of the Convertible Fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the Convertible Fund's portfolio securities would be reduced by a loss in the short sale transaction. The Convertible Fund may not make short sales or maintain a short position unless, at all times when a short position is open, not more than 20% of its total assets (taken at current value) is held as collateral for such sales.

CONCENTRATION. The Convertible Fund will not invest more than 25% of its net assets in any particular industry. This limitation does not apply to U.S. government securities and repurchase agreements secured by such government securities or obligations.

EQUITY FUND

The Equity Fund pursues its investment objective by investing at least 65% of its net assets (except when maintaining a temporary defensive position) in a broadly diversified portfolio of common and preferred stocks, including convertibles, offering current dividend yields above the average of the market defined by the Standard & Poor's(R) 500 Index. The Equity Fund may invest up to 35% of its net assets in other securities that, in the aggregate, it considers to be consistent with its investment objective. Other investments may include fixed-income securities convertible into common and preferred stocks, covered call options, put options, U.S. government securities, securities of foreign issuers, corporate bonds, high grade commercial paper, bankers' acceptances, and other short-term instruments.

When maintaining a temporary defensive position, the Equity Fund may invest any portion of its assets in U.S. government securities, high grade commercial paper, bankers' acceptances, and variable interest rate corporate or bank notes.

CURRENT INVESTMENT STRATEGY. The Equity Fund's emphasis on a stock's current dividend yield is based upon the investment philosophy that dividend income is generally a significant contributor to the returns available from investing in stocks over the long term and that dividend income is often more consistent than capital appreciation as a source of investment return. Moreover, the price volatility of stocks with relatively higher dividend yields tends to be less than stocks that pay out little dividend income, affording the Equity Fund the potential for greater principal stability.

The Equity Fund evaluates the common stock dividend yields of many financially strong companies as compared to the average dividend yield of the general stock market as defined by the Standard & Poor's(R) 500 Index. This results in a unique relative yield range for each company that in turn provides a discipline for determining whether a stock is attractive for purchase or sale.

Because high relative dividend yield as defined above is frequently accompanied by a lower stock price, the Equity Fund seeks to buy a stock when its relative dividend yield is high. Conversely, it seeks to sell a stock when its dividend yield is low relative to its history, which may be caused by an increase in the price of the stock. The Equity Fund may then reinvest the proceeds into other relatively high dividend yielding issues. This approach may allow the Equity Fund to take advantage of capital appreciation opportunities presented by quality stocks that are temporarily out of favor with the market and that are subsequently "rediscovered."

In addition to offering above-average yields, securities selected for investment by this strategy may provide some of the following characteristics consistent with the Equity Fund's fundamental objective: above-average dividend growth prospects, low price to normalized earnings (projected earnings under normal operating conditions), to cash flow, to book value, and/or to realizable liquidation value.

The Equity Fund's current investment strategy is not a fundamental policy of the fund and is subject to change at the discretion of the Board and without prior shareholder approval.

FOREIGN SECURITIES. The Equity Fund may invest in foreign securities. Please see "How Does the Fund Invest Its Assets - Other Investment Policies of the Fund" for information about the Equity Fund's investments in foreign securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Equity Fund may invest up to 15% of its assets in REITs that are listed on a securities exchange or traded over-the-counter and meet the fund's investment objective. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest, and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

CONVERTIBLE SECURITIES. The Equity Fund may invest in convertible securities and enhanced convertible securities. These securities are discussed in detail above under "How Does the Fund Invest Its Assets? - Convertible Fund - Convertible Securities."

There may be additional types of convertible securities not specifically referred to in the discussion above which may be similar to those described in which the Equity Fund may invest, consistent with its objective and policies. Presently, the Equity Fund does not intend to invest more than 15% of its assets in convertible securities.

DEBT SECURITIES. The Equity Fund may invest up to a maximum of 35% of its net assets in debt securities. In seeking securities that meet its investment objective, the Equity Fund will buy only debt securities which are rated B or better by S&P or Ba or better by Moody's or debt securities that are unrated but that are judged to be of comparable quality. Instruments rated B by S&P or Ba by Moody's generally lack characteristics of desirable investments and are judged to have predominantly speculative elements. The Equity Fund does not intend to invest more than 5% of its assets in fixed-income debt securities rated below Baa by Moody's or BBB by S&P. Further details on these ratings are included in the appendix.

In its investment analysis of debt securities being considered for the Equity Fund's portfolio, rather than relying principally on the ratings assigned by rating services, Advisers may also consider, among other things, consideration of relative values based on such factors as anticipated cash flow, interest coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and public recognition thereof.

U.S. GOVERNMENT SECURITIES. The Equity Fund may invest in U.S. government securities including, but not limited to, U.S. Treasury bonds, notes, and bills, Treasury certificates of indebtedness, and securities issued by instrumentalities of the U.S. government.

OTHER INVESTMENT POLICIES OF THE FUND

OPTIONS ON SECURITIES. The Global Fund, the Convertible Fund, and the Equity Fund may invest in options as described below.

Although the Global Fund's present policy, which may be changed without shareholder approval, is not to invest in options on securities, the fund may write covered put and call options and buy put and call options on U.S. or foreign securities that are traded on U.S. and foreign securities exchanges and in over-the-counter markets.

In seeking to achieve its investment objective, the Convertible Fund may write covered call options on securities it owns that are listed for trading on a national securities exchange. The Convertible Fund may buy listed call options provided that the value of the call options bought will not exceed 5% of the fund's net assets. The Convertible Fund's investment in options will be for portfolio hedging purposes in an effort to stabilize principal fluctuations and not for speculation. The Convertible Fund's investments in options will not exceed 5% of its net assets.

Although the Equity Fund's present policy, which may be changed without shareholder approval, is not to invest in options, the fund may write covered call options on securities it owns that are listed for trading on a national securities exchange, and it may also buy listed call options.

The Convertible Fund and the Equity Fund may each also buy put options on common stock that it owns or may acquire through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security.

It will generally be the Convertible Fund's and the Equity Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a closing purchase transaction, if available, unless it is determined to be in the fund's interest to deliver the underlying securities from its portfolio. The premium which a fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction. The aggregate premiums paid on all such options held at any time will not exceed 20% of the Convertible Fund's net assets.

The risks of the Global Fund's transactions in options on foreign exchanges are similar to the risks of investing in foreign securities, which are described under "What Are the Risks of Investing in the Fund?" In addition, a foreign exchange may impose different exercise and settlement terms, procedures, and margin requirements than an U.S. exchange.

The Global Fund, the Convertible Fund, and the Equity Fund may each buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option plus transaction costs.

The Global Fund may buy call options to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce any benefit the Global Fund may realize upon exercise of the option. Unless the price of the underlying security rises sufficiently, the option may expire resulting in a loss to the Global Fund equal to the cost of the options.

The ability of the Global Fund to engage in options transactions is subject to the following limitations: a) the fund may not invest more than 5% of its total assets in options (including straddles and spreads); b) the obligations of the fund under put options written by the fund may not exceed 50% of the fund's net assets; and c) the aggregate premiums on all options purchased by the fund may not exceed 20% of its net assets.

The Convertible Fund and the Equity Fund may each buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Options are generally considered "derivative securities." See the SAI for a further discussion of the use, risks, and costs of options.

FOREIGN SECURITIES. See "How Does the Fund Invest Its Assets? - Global Fund" for a discussion of the Global Funds' investments in foreign securities. The Convertible Fund may invest, without restriction, in foreign securities. The Equity Fund may also invest in foreign securities. The Convertible Fund and the Equity Fund will generally buy foreign securities that are traded in the U.S. or buy sponsored or unsponsored American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. Each fund may, however, buy the securities of foreign issuers directly in foreign markets so long as, in Advisers' judgment, an established public trading market exists. The Convertible Fund presently has no intention of investing more than 30% of its net assets in foreign securities not publicly traded in the U.S. The Equity Fund may invest up to 30% of its net assets in foreign securities not publicly traded in the U.S.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. A fund does not consider any security that it acquires outside the U.S. and that is publicly traded in the U.S., on a foreign securities exchange, or in a foreign securities market to be illiquid so long as the fund acquires and holds the security with the intention of re-selling the security in the foreign trading market, the fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available. The holding of foreign securities may be limited by the Convertible Fund to avoid investment in certain Passive Foreign Investment Companies ("PFIC") and the imposition of a PFIC tax on the fund resulting from such investments. The Equity Fund may not invest more than 10% of its total assets in securities of developing markets. Please see "What Are the Risks of Investing in the Fund? - Foreign Securities."

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, each fund may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed the following percentage of the value of the fund's total assets at the time of the most recent loan: 30% in the case of the Global Fund, and 10% in the case of the Short-Intermediate Fund, the Convertible Fund, and Equity Fund. The borrower must deposit with the Global Fund's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102% (100% in the case of the Equity Fund). This collateral shall consist of cash. The lending of securities is a common practice in the securities industry. Each fund may engage in security loan arrangements with the primary objective of increasing the fund's income either through investing cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

WHEN-ISSUED SECURITIES. The Global Fund may purchase securities on a "when-issued" or "forward-delivery" basis, and the Short-Intermediate Fund may buy obligations on a when-issued or "delayed-delivery" basis, which means that the obligations will be delivered at a future date. Although the Global Fund is not limited in the amount of securities it may commit to buy on such basis, it is expected that under normal circumstances the fund will not commit more than 30% of its assets to such purchases. The Short-Intermediate Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued purchase obligations. The fund does not pay for the securities until received, nor does the fund start earning interest on them until the scheduled delivery date. In order to invest its assets immediately while awaiting delivery of securities purchased on such basis, the Global Fund will normally invest the amount required to settle the transaction in short-term securities that offer same-day settlement and earnings. These short-term securities may bear interest at a lower rate than longer-term securities.

Purchases of securities on a when-issued, forward-delivery, or delayed-delivery basis are subject to more risk than other types of purchases, including market fluctuation and the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although a fund will generally buy securities on a when-issued basis with the intention of acquiring the securities and not for speculative purposes, it may sell the securities before the settlement date if it is deemed advisable. In such a case, the fund may incur a gain or loss because of market fluctuations during the period since the fund committed to purchase the securities. When a fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Short-Intermediate Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the fund's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the fund relies on the seller to complete the transaction. The other party's failure may cause the fund to miss a price or yield considered advantageous.

REPURCHASE AGREEMENTS. The fund may engage in repurchase transactions. In a repurchase agreement, the fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the fund by a custodian bank approved by the Board. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by Advisers.

REVERSE REPURCHASE AGREEMENTS. The Global Fund may also enter into reverse repurchase agreements, which are the opposite of repurchase agreements but involve similar mechanics and risks. The Global Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the Global Fund are segregated as collateral and marked-to-market daily to maintain coverage of at least 100%. A default by the purchaser might cause the Global Fund to experience a loss or delay in the liquidation costs. The Global Fund intends to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. Advisers will evaluate the creditworthiness of these entities prior to engaging in such transactions, under the general supervision of the Board.

Except as otherwise indicated, the general investment practices described above may be changed without shareholder approval, and no assurances can be given that they will in any event accomplish the results intended.

BORROWING. The Global Fund may borrow from banks, for temporary or emergency purposes only, up to 30% of its total assets, and pledge up to 30% of its total assets in connection therewith. The Global Fund will not make new investments while any outstanding borrowings exceed 5% of its total assets. Neither the Short-Intermediate Fund, nor the Convertible Fund, nor the Equity Fund borrows money or mortgages or pledges any of its assets, except that each may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.

ILLIQUID INVESTMENTS. The fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

PORTFOLIO TURNOVER. The Global Fund's portfolio turnover rate was 139.71% for the fiscal year ended October 31, 1996, and 193.30% for the fiscal year ended October 31, 1997. The higher portfolio turnover rate for the fiscal year ended October 31, 1997, was due to changing market conditions and a higher level of redemptions than in previous years.

The Convertible Fund's portfolio turnover rate was 129.83% for the fiscal year ended October 31, 1996, and 141.49% for the fiscal year ended October 31, 1997. The higher portfolio turnover rate for the fiscal year ended October 31, 1997, was due to a determination by Advisers that in light of the generally rising securities market in 1997 the fund should take profits. Additionally, the market experienced significant new issuances of convertible securities, many with terms (yield, premium, call protection, downside protection) that were more attractive than existing positions held by the fund. The fund took advantage of this opportunity to upgrade its holdings.

High portfolio turnover may increase the Global Fund's and the Convertible Fund's transaction costs.

OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about each fund's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

The foregoing permissible investments and practices are subject to the fundamental policy of the Short-Intermediate Fund, which can only be changed with shareholder approval, that the fund will only purchase securities and engage in trading practices that are permitted, without limitation, to national banks, federal savings and loan associations, and federal credit unions. Please see the SAI for more details on the Short-Intermediate Fund's policies regarding eligible federal credit union investments.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock and bond markets as a whole.

High Yield Securities. Because the Global Fund and the Convertible Fund may invest in securities below investment grade, an investment in the fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Global Fund and the Convertible Fund invest. Accordingly, an investment in the Global Fund or the Convertible Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Global Fund's or the Convertible Fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the Global Fund's or the Convertible Fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the Global Fund or the Convertible Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for a fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, a fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Global Fund or the Convertible Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Global Fund or the Convertible Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Global Fund or the Convertible Fund's portfolio.

The Global Fund and the Convertible Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants, and penalty provisions for delayed registration, if the Global Fund or the Convertible Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Global Fund or the Convertible Fund may also incur special costs in disposing of restricted securities, although the Global Fund or the Convertible Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Global Fund and the Convertible Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. Neither the Global Fund nor the Convertible Fund has an arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Global Fund's or the Convertible Fund's Net Asset Value.

The Global Fund and the Convertible Fund rely on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The tables below show the percentage of the Global Fund's and the Convertible Fund's assets invested in securities rated by S&P or Moody's in the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of each fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended October 31, 1997.

GLOBAL FUND

                  AVERAGE WEIGHTED
S&P RATING  PERCENTAGE OF ASSETS
--------------------------------
AAA                     76.7%
AA+                      1.6%
AA                       0.3%
AA-                      0.8%
A+*                      4.7%
A                        0.6%
BB+                      0.3%
BB**                    10.1%
BB-                      4.0%
B+                       0.9%

*4.4% are unrated and have been included in the A+ rating category. **0.5% are unrated and have been included in the BB rating category.

CONVERTIBLE FUND

                        AVERAGE WEIGHTED
MOODY'S RATING          PERCENTAGE OF ASSETS
------------------------------------------------
Aa                      1.09%
A*                       5.21%
Baa                      9.35%
Ba**                    12.17%
B***                    27.67%
Caa                      0.25%

*As of October 31, 1997, 1.92% of the securities in the fund's portfolio were unrated by Moody's and deemed by Advisers to be comparable to securities rated A.
**As of October 31, 1997, 10.13% were unrated and deemed to be comparable to securities rated Ba.
***As of October 31, 1997, 15.59% were unrated and deemed to be comparable to securities rated B.

NON-DIVERSIFICATION RISK. Because the Global Fund is non-diversified, there is no restriction under the Investment Company Act of 1940 on the percentage of its assets that it may invest at any time in the securities of any issuer. However, the Global Fund intends to comply with the diversification and other requirements of the Code applicable to regulated investment companies, so that the fund will not be subject to U.S. federal income tax on the income and capital gain that it distributes to shareholders. Nevertheless, the Global Fund's non-diversified status may expose it to greater risk or volatility than diversified funds with otherwise similar investment policies, since the fund may invest a larger portion of its assets in securities of a small number of issuers.

FOREIGN CURRENCY. The Global Fund may invest in debt securities denominated in U.S. and foreign currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Global Fund's assets denominated in the foreign currency. These changes will also affect the Global Fund's yield, income, and distributions to shareholders. In addition, although the Global Fund receives income in various currencies, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any currency depreciates after the Global Fund's income has been accrued and translated into U.S. dollars, the fund could be required to liquidate portfolio securities to make its distributions. Similarly, if an exchange rate depreciates between the time the Global Fund incurs expenses in U.S. dollars and the time the expenses are paid, the amount of a currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency at the time the expenses were incurred. The Global Fund will only invest in foreign currency denominated debt securities of countries whose currency is fully exchangeable into U.S. dollars without legal restriction at the time of investment.

FOREIGN SECURITIES. You should carefully consider the risks involved in investment in foreign securities. Each of the risks described below may be heightened to the extent that the fund invests in securities of developing or emerging markets. These risks include political, social, or economic instability in the country of the issuer; the difficulty of predicting international trade patterns; the possibility of the imposition of exchange controls; expropriation; limits on removal of currency or other assets; nationalization of assets; foreign withholding; and income taxation and foreign trading practices (including higher trading commissions, custodial charges, and delayed settlements). Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The markets on which foreign securities trade may have less volume and liquidity and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than is contained in reports and reflected in ratings published for an U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers, and listed companies abroad than in the U.S. Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the fund of investments in those countries. Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties. Confiscatory taxation or diplomatic developments could also affect investment in those countries.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in companies in developed countries. These risks include (i) less social, political, and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) foreign taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (viii) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (ix) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

To the extent the fund invests in foreign securities, the operating expense ratio of the fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because of the additional expenses of the fund, such as custodial costs, valuation costs, and communication costs, although they are expected to be similar to expenses of other investment companies investing in a mix of U.S. securities and securities of one or more foreign countries.

DEBT SECURITIES. Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk). Advisers considers both credit risk and market risk in making investment decisions as to corporate debt obligations for the Equity Fund. Debt obligations in which the Equity Fund may invest will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because investments in debt obligations are interest rate sensitive, the Equity Fund's performance may be affected by Advisers' ability to anticipate and respond to fluctuations in market interest rates, to the extent of the fund's investment in debt obligations.

REITS. An investment in REITs includes the possibility of a decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REIT's management skill. REITs may not be diversified and are subject to the risks of financing projects.

INTEREST RATE, CURRENCY AND MARKET RISK. The Global Fund and the Equity Fund are subject to interest rate, currency, and market risk. The Short-Intermediate Fund is subject to interest rate risk, and the Convertible Fund is subject to interest rate and market risk. To the extent a fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the fund's shares. To the extent a fund invests in common stocks, a general market decline in any country where the fund is invested may cause the value of what the fund owns, and thus the fund's share price, to decline. Changes in currency valuations may also affect the price of fund shares. The value of stock markets, currency valuations and interest rates throughout the world have increased and decreased in the past. These changes are unpredictable.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the funds and elects their officers. The officers are responsible for the funds' day-to-day operations. The Board also monitors each fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers manages each fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $239 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

Under an agreement with Advisers, Investment Counsel is the sub-advisor of the Global Fund. Investment Counsel provides Advisers with investment management advice and assistance. The agreement provides for Investment Counsel to furnish, subject to Advisers' discretion, a portion of the investment advisory services for which Advisers is responsible pursuant to the management agreement. These responsibilities may include managing a portion of the Global Fund's investments and supplying research services. Investment Counsel's activities are subject to the Board's review and control, as well as Advisers' instruction and supervision.

MANAGEMENT TEAM. The teams responsible for the day-to-day management of the funds' portfolios are:

GLOBAL FUND: Thomas J. Dickson since 1993, Neil S. Devlin since 1994, and Thomas Latta since 1995.

SHORT-INTERMEDIATE FUND: Jack Lemein, David Capurro, and Tom Runkel since the fund's inception.

CONVERTIBLE FUND: Edward Jamieson since inception.

EQUITY FUND: Frank Felicelli since the fund's inception, Douglas Barton since 1991, and Ernst Schleimer since 1995.

Douglas Barton
Vice President of Advisers

Mr. Barton is a Chartered Financial Analyst and holds a Master of Business Administration degree from California State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton joined the Franklin Templeton Group in July 1988.

David Capurro
Vice President of Advisers

Mr. Capurro holds a Master of Business Administration degree and a Bachelor of Science degree in Business Administration from California State University at Hayward. Mr. Capurro has been with the Franklin Templeton Group since 1985.

Neil S. Devlin
Chief Investment Officer and Executive Vice President of Templeton Global Bond Managers, a division of Investment Counsel.

Mr. Devlin holds a BA in economics and philosophy from Brandeis University, and is a Chartered Financial Analyst. Before joining the Templeton organization in 1987, he was a portfolio manager and bond analyst with Constitution Capital Management of Boston. Prior to that, Mr. Devlin was a bond trader and research analyst for the Bank of New England. Mr. Devlin currently directs investment strategies in both the developed and emerging fixed income markets. He also manages numerous Franklin Templeton mutual funds as well as corporate pension accounts.

Thomas J. Dickson
Portfolio Manager of Investment Counsel

Mr. Dickson is currently a portfolio manager for funds in the Franklin Templeton Group of Funds. He holds a BS in managerial economics from the University of California at Davis. Prior to joining the Templeton organization in 1994, Mr. Dickson worked as a fixed-income analyst and trader for Advisers. Mr. Dickson's current research responsibilities include country coverage of Australia, Canada, Japan and New Zealand.

Frank Felicelli
Senior Vice President of Advisers

Mr. Felicelli is a Chartered Financial Analyst and has a Master of Business Administration degree from Golden Gate University. He earned a Bachelor of Arts degree in Economics from the University of Illinois. He has been with the Franklin Templeton Group since 1986. He is a member of several securities industry-related associations.

Edward B. Jamieson
Executive Vice President of Advisers

Mr. Jamieson holds a Master degree in Accounting and Finance from the University of Chicago Graduate School of Business and a Bachelor of Arts degree from Bucknell University. He has been with the Franklin Templeton Group since 1987.

Thomas Latta
Vice President of Templeton Global Bond Managers, a division of Investment
Counsel

Mr. Latta received a Bachelor of Business Administration degree from the University of Miami (Florida). Mr. Latta is a Chartered Financial Analyst, and a member of the Association for Investment Management and Research and the Institute of Chartered Financial Analysts. Before joining the Templeton organization in 1991, Mr. Latta worked as a portfolio manager with Forester & Hairston, a Houston-based global fixed income investment management firm. Prior to that, Mr. Latta spent seven years with Merrill Lynch, Pierce, Fenner & Smith Incorporated where, among other assignments, he was part of an investment advisory team to the Saudi Arabian Monetary Authority. While at Merrill Lynch, Mr. Latta also acted as an advisor to investment managers concerning the modeling and application of interest rate immunization strategies in fixed income portfolios. Mr. Latta's current research responsibilities include the core European markets.

Jack Lemein
Executive Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in Finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry related associations.

Howard M. McEldowney
Portfolio Manager of Advisers

Mr. McEldowney has been generally involved with investment strategy of the Equity Fund's portfolio since its inception. Mr. McEldowney holds a Master of Business Administration degree from Columbia University School of Business and a Bachelor of Arts degree from Harvard University. Mr. McEldowney has been in the securities industry since 1964 and with the Franklin Templeton Group since April 1984.

Tom Runkel
Vice President of Advisers

Mr. Runkel is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Santa Clara. He earned his Bachelor of Arts degree in Political Science from the University of California at Davis. Mr. Runkel has been with the Franklin Templeton Group since 1985. He is a member of several securities industry-related committees and associations.

Ernst P. Schleimer
Portfolio Manager of Advisers

Mr. Schleimer holds a Master of Business Administration from the Stanford School of Business and a Bachelor of Arts in Economics from Tufts University. Mr. Schleimer has been with the Franklin Templeton Group since 1994, and prior to that worked as a consultant at KPMG Peat Marwick.

Management Fees. During the fiscal year ended October 31, 1997, management fees paid to Advisers, as a percentage of average monthly net assets, and total expenses, including fees paid to Advisers, were as follows:

                                                                   TOTAL
                                                            OPERATING EXPENSES
                                         MANAGEMENT        --------------------
                                         FEES              CLASS I    CLASS II
-------------------------------------------------------------------------------
Global Fund                              0.60%              0.90%       1.45%
Short-Intermediate Fund                  0.56%              0.78%       N/A
Convertible Fund                         0.57%              1.01%       1.74%
Equity Fund                              0.53%              0.97%       1.72%

During the same period, Advisers paid Investment Counsel a sub-advisory fee totaling 0.32% of the average daily net assets of the Global Fund. This fee is not a separate expense of the Global Fund but is paid by Advisers from the management fees it receives from the fund.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the funds. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLANS

Class I and (except for the Short-Intermediate Fund) Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Global Fund, the Short-Intermediate Fund, the Convertible Fund and the Equity Fund under the Class I plans may not exceed 0.15%, 0.10%, 0.25%, and 0.25% per year, respectively, of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plans, the Global Fund, the Convertible Fund, and the Equity Fund may pay Distributors up to 0.50%, 0.75%, and 0.75% per year, respectively, of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The Global Fund, the Convertible Fund, and the Equity Fund may also pay a servicing fee of up to 0.15%, 0.25%, and 0.25% per year, respectively, of Class II's average daily net assets under the Class II plans. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX THEY ARE DISCUSSED IN THE SAI.

TAXATION OF THE FUND'S INVESTMENTS
                                          -------------------------------------
The funds invest your money in the stocks,   HOW DOES THE FUND
bonds, and other securities that are         EARN INCOME AND GAINS?
described in the section "How Does the Fund
Invest Its Assets?" Special tax rules may    Each fund earns dividends and
apply in determining the income and gains    interest (the fund's "income")
that each fund earns on its investments.     on its investments. When a fund
These rules may, in turn, affect the amount  sells a security for a price
of distributions that a fund pays to you.    that that is higher than it
Please see the SAI for a discussion of these paid, it has a gain. When a fund
special tax rules.                           sells a security for a price
                                             that is lower than it paid, it
TAXATION OF THE FUND. As a regulated         has a loss. If the fund has held
investment company, each fund generally pays the security for more than one
no federal income tax on the income and      year, the  gain or loss will be
a gains that it distributes to you.          long-term capital gain or loss.
                                             If the fund has held the security
FOREIGN TAXES. Foreign governments may       for one year or less, the gain or
impose taxes on the income and gains from a  loss will be a short-term capital
fund's investments in foreign stocks and     gain or loss. Each fund's gains
bonds. These taxes will reduce the amount    and losses are netted together,
of the fund's distributions to you, but,     and, if a fund has a net gain
depending upon the amount of the fund's      (the fund's "gains"), that gain
assets that are invested in foreign          will generally be distributed to
securities, may be passed through to you as  you.
a foreign tax credit on your income tax----------------------------------------
return. A fund may also invest in the
securities of foreign companies that are "passive foreign investment companies."
These investments in PFICs may cause the fund to pay income taxes and interest charges. If possible, a fund will adopt strategies to avoid PFIC taxes and interest charges.

TAXATION OF SHAREHOLDERS
--------------------------------------------------------------------------------
DISTRIBUTIONS. Distributions from a fund,    WHAT IS A DISTRIBUTION?
whether you receive them in cash or in
additional shares, are generally subject to  As a shareholder, you will
income tax. Each fund will send you a        receive your share of a fund's
statement in January of the current year     income and gains on its
that reflects the amount of ordinary         investments in stocks, bonds, and
dividends, capital gain distributions, and   other securities. A fund's income
non-taxable distributions you received from  and short-term capital gains are
the fund in the prior year. This statement   paid to you as ordinary
will include distributions declared in       dividends. A fund's long-term
December and paid to you in January of the   capital gains are paid to you as
current year, but which are taxable as if    capital gain distributions. If a
paid on December 31 of the prior year. The   fund pays you an amount in excess
IRS requires you to report these amounts on  of its income and gains, this
your income tax return for the prior year.   excess will generally be treated
The fund's statement for the prior year      as a non-taxable distribution.
will tell you how much of your capital gain  These amounts, taken together,
distribution represents 28% rate gain        are what we call the fund's
property. The remainder of the capital gain  distributions to you.
distribution represents 20% rate gain.
------------------------------------------------------------------------------

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the Global Fund or the Short-Intermediate Fund's distributions will qualify for the corporate dividends-received deduction. However, corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from either the Convertible Fund or the Equity Fund.

------------------------------------------------------------------------------
REDEMPTIONS AND EXCHANGES. If you redeem    WHAT IS A REDEMPTION?
your shares or if you exchange your shares
in a fund for shares in another Franklin    A redemption is a sale by you to a
Templeton Fund, you will generally have a   fund of some or all of your shares
gain or loss that the IRS requires you to   in the fund. The price per share
report on your income tax return. If you    you receive when you redeem fund
exchange fund shares held for 90 days or    shares may be more or less than
less and pay no sales charge, or a reduced the price at which you purchased sales charge, for the new shares, all or a those shares. An exchange of
portion of the sales charge you paid on     shares in a fund for shares of
the purchase of the shares you exchanged    another Franklin Templeton Fund is
is not included in their cost for purposes  treated as a redemption of fund of computing gain or loss on the exchange.  shares and then a purchase of
If you hold your shares for six months or   shares of the other fund. When you
less, any loss you have will be treated as  redeem or exchange your shares,
a long-term capital loss to the extent of   you will generally have a gain or
any capital gain distributions received by  loss, depending upon whether the you from the fund. All or a portion of any  basis in your shares is more or loss on the redemption or exchange of your  less than your cost or other basis
shares will be disallowed by the IRS if     in the shares. Call Fund
you purchase other shares in the fund       Information for a free shareholder
within 30 days before or after your         Tax Information Handbook if you
redemption or exchange.                     need more information in
                                            calculating the gain or loss on
                                            the redemption or exchange of your
                                            shares.
--------------------------------------------------------------------------------
FOREIGN TAXES. If more than 50% of the      WHAT IS A FOREIGN
value of a fund's assets consists of        TAX CREDIT?
foreign securities, the fund may elect to
pass through to you the amount of foreign   A foreign tax credit is a tax
taxes it paid. If a fund makes this         credit for the amount of taxes
election, your year-end statement will      imposed by a foreign country on
show more taxable income than was actually  earnings of a fund. When a foreign
distributed to you. However, you will be    company in which a fund invests
entitled either to deduct your share of     pays a dividend to the fund, the
such taxes in computing your taxable        dividend will generally be subject
income or to claim a foreign tax credit     to a withholding tax. The taxes
for such taxes against your U.S. federal    withheld in foreign countries
income tax. Your year-end statement,        create credits that you may use to
showing the amount of deduction or credit   offset your U.S. federal income
available to you, will be distributed to    tax.
you in January along with other
shareholder information records including
your fund Form 1099-DIV.
-----------------------------------------------------------------------------

The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. This simplified procedure applies only for calendar years 1998 and beyond, and is not available for 1997.

U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions. Each fund will provide you with information at the end of each calendar year on the amount of such dividends that may qualify for exemption from reporting on your individual income tax returns.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from tender of your Common Shares for repurchase or exchange. Common Shares of a fund held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from a fund and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in a fund.
--------------------------------------------------------------------------------
BACKUP WITHHOLDING. When you open an       WHAT IS A BACKUP WITHHOLDING?
account, IRS regulations require that
you provide your taxpayer identification   Backup withholding occurs when a
number ("TIN"), certify that it is         fund is required to withhold and
correct, and certify that you are not      pay over to the IRS 31% of your
subject to backup withholding under IRS    distributions and redemption
rules. If you fail to provide a correct    proceeds. You can avoid backup
TIN or the proper tax certifications,      withholding by providing the fund
each fund is required to withhold 31% of   with your TIN, and by completing
all the distributions (including ordinary the tax certifications on your dividends and capital gain distributions) shareholder application that you and redemption proceeds paid to you. Each  were asked to sign when you opened
fund is also required to begin backup      your account. However, if the IRS
withholding on your account if the IRS     instructs a fund to begin backup
instructs the fund to do so. Each fund     withholding, it is required to do
reserves the right not to open your        so even if you provided the fund
account, or, alternatively, to redeem      with your TIN and these tax
your shares at the current net asset       certifications, and backup
value, less any taxes withheld, if you     withholding will remain in place
fail to provide a correct TIN, or the      until the fund is instructed by the
proper tax certifications, or if the IRS   IRS that it is no longer required.
instructs the fund to begin backup
withholding on your account.
-------------------------------------------------------------------------------

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND. PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTION AND TAXES" IN THE SAI FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS, THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID, AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW IS THE TRUST ORGANIZED?

The Global Fund is a non-diversified series, and each other fund is a diversified series of the Franklin Investors Securities Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC. As of January 2, 1997, the Global Fund and the Short-Intermediate Fund each began offering a new class of shares designated Franklin Global Government Income Fund - Advisor Class and Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class, respectively. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Global Government Income Fund - Class I, Franklin Global Government Income Fund - Class II, and Franklin Short-Intermediate U.S. Government Securities Fund - Class I. The Convertible Fund and the Equity Fund each offer two classes of shares: Franklin Convertible Securities Fund - Class I, Franklin Convertible Securities Fund Class II, Franklin Equity Income Fund - Class I, and Franklin Equity Income Fund - Class II. All shares outstanding before the offering of Class II shares are considered Class I shares. Additional series and classes of shares may be offered in the future.

Shares of each class of a fund represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of February 2, 1998, Franklin Templeton Trust Company, as trustee for ValuSelect, owned of record and beneficially more than 25% of the outstanding Advisor Class shares of Global Fund, and Templeton Funds Trust Company owned of record and beneficially more than 25% of the outstanding Advisor Class shares of Short-Intermediate Fund.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

      oTo open a regular, non-retirement account            $1,000
      oTo open an IRA, IRA Rollover, Roth IRA,
       or Education IRA                                     $  250*
      oTo open a custodial account for a minor
       (an UGMA/UTMA account)                               $  100
      oTo open an account with an
       automatic investment plan                            $   50**
      oTo add to an account                                 $   50***

    *For all other retirement accounts, there is no minimum investment requirement.
    **$25 for an Education IRA.
    ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

    We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

METHOD            STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL           For an initial investment:

                     Return the application to the fund with your check made payable to the fund.

                  For additional investments:

                     Send a check made payable to the fund. Please include your account number on the check.

------------------------------------------------------------------------------
BY WIRE           1.  Call Shareholder Services or, if that number is busy,
                      call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                  2. For an initial investment you must also return your signed shareholder application to the fund.

                  IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

------------------------------------------------------------------------------
THROUGH
YOUR DEALER         Call your investment representative
------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

CLASS I                                   CLASS II
--------------------------------------------------------------------------------
o  Higher front-end sales charges than    o Lower front-end sales charges than
   Class II shares. There are several       Class I shares ways to reduce these
   charges, as described below.             There is no front-end sales charge
   for purchases of $1 million or more.*

o Contingent Deferred Sales Charge on     o Contingent Deferred Sales Charge on
   purchases of $1 million or more          purchases sold within 18 months
   sold within one year

o Lower annual expenses than Class II     o Higher annual expenses than Class I
  shares                                    shares
-------------------------------------------------------------------------------

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the tables below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

CONVERTIBLE FUND AND EQUITY FUND

                                    TOTAL SALES CHARGE
                                    AS A PERCENTAGE OF      AMOUNT PAID
                                    --------------------    TO DEALER AS A
AMOUNT OF PURCHASE                  OFFERING    NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                   PRICE       INVESTED    OFFERING PRICE
-------------------------------------------------------------------------------
CLASS I
Under $50,000                             5.75%       6.10%       5.00%
$50,000 but less than $100,000            4.50%       4.71%       3.75%
$100,000 but less than $250,000           3.50%       3.63%       2.80%
$250,000 but less than $500,000           2.50%       2.56%       2.00%
$500,000 but less than $1,000,000         2.00%       2.04%       1.60%
$1,000,000 or more*                       None        None        None

CLASS II
Under $1,000,000*                        1.00%       1.01%       1.00%

GLOBAL FUND
                                    TOTAL SALES CHARGE
                                    AS A PERCENTAGE OF      AMOUNT PAID
                                    --------------------    TO DEALER AS A
AMOUNT OF PURCHASE                  OFFERING    NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                   PRICE       INVESTED    OFFERING PRICE
-------------------------------------------------------------------------------
CLASS I
Under $100,000                        4.25%       4.44%       4.00%
$100,000 but less than $250,000       3.50%       3.63%       3.25%
$250,000 but less than $500,000       2.75%       2.83%       2.50%
$500,000 but less than $1,000,000     2.15%       2.20%       2.00%
$1,000,000 or more*                   None        None        None

CLASS II

Under $1,000,000*                     1.00%       1.01%       1.00%

SHORT INTERMEDIATE U.S. GOVERNMENT FUND
                                    TOTAL SALES CHARGE
                                    AS A PERCENTAGE OF      AMOUNT PAID
                                    --------------------    TO DEALER AS A
AMOUNT OF PURCHASE                  OFFERING    NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                   PRICE       INVESTED    OFFERING PRICE
-------------------------------------------------------------------------------
CLASS I
Under $100,000                      2.25%       2.31%       2.00%
$100,000 but less than $250,000     1.75%       1.78%       1.50%
$250,000 but less than $500,000     1.25%       1.27%       1.00%
$500,000 but less than $1,000,000   1.00%       1.01%       0.85%
$1,000,000 or more*                 None        None        None

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class
II\shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

SALES CHARGE REDUCTIONS AND WAIVERS

       IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of a fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the funds without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the funds without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

    If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3.  Dividend or capital gain distributions from a real estate investment trust
    (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

 Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Registered Securities Dealers and their affiliates, for their investment accounts only

 5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 8. Accounts managed by the Franklin Templeton Group

 9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

10. Group annuity separate accounts offered to retirement plans

11. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

 RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

 For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

 Your individual or employer-sponsored retirement plan may invest in the funds. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

 Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

 Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.  Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 0.75% of the amount invested in shares of the Global Fund and the Short-Intermediate Fund and up to 1% of the amount invested in shares of the Convertible Fund and the Equity Fund.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds, including the Short-Intermediate Fund, do not offer Class II shares.

METHOD      STEPS TO FOLLOW
------------------------------------------------------------------------------
BY MAIL     1. Send us signed written instructions

            2. Include any outstanding share certificates for the shares you want to exchange
------------------------------------------------------------------------------
BY PHONE    Call Shareholder Services or TeleFACTS(R)

            If you do not want the ability to exchange by phone to apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------
Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.


If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares

o  You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe a fund would be harmed or unable to invest effectively, or (ii) a fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by all of the funds, such as "Advisor Class" or "Class Z" shares. Because the Convertible Fund and the Equity Fund do not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the Convertible Fund or the Equity Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the funds at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD      STEPS TO FOLLOW
------------------------------------------------------------------------------
BY MAIL          1. Send us signed written instructions. If you would like
                    your redemption proceeds wired to a bank account, your instructions should include:

                    o The name, address and telephone number of the bank
                      where you want the proceeds sent

                    o Your bank account number

                    o The Federal Reserve ABA routing number

                    o If you are using a savings and loan or credit union,
                      the name of the corresponding bank and the account number

                 2. Include any outstanding share certificates for the shares you are selling

                 3. Provide a signature guarantee if required

                 4. Corporate, partnership and trust accounts may need to
                    send additional documents. Accounts under court jurisdiction may have other requirements.

------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                 Telephone requests will be accepted:

                 o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                 o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                 o Unless you are selling shares in a Trust Company
                   retirement plan account

                 o Unless the address on your account was changed by phone
                   within the last 15 days

                   If you do not want the ability to redeem by phone to apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH
YOUR DEALER     Call your investment representative
-----------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o    Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o    Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o    Participant   initiated   distributions  from  employee  benefit  plans  or
     participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Short-Intermediate Fund declares dividends from its net investment income daily and pays them monthly on or about the last day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.


Each other fund declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. A FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy Global Fund, Convertible Fund, or Equity Fund shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

If you buy Short-Intermediate Fund shares shortly before the fund deducts a capital gain distribution from its Net Asset Value, please keep in mind that you will receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date (in the case of the Global Fund, the Convertible Fund, or the Equity Fund) or the reinvestment date (in the case of the Short-Intermediate Fund) for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds from the Global Fund, the Convertible Fund, or the Equity Fund will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The funds are open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association.
A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT   DOCUMENTS REQUIRED
------------------------------------------------------------------------------
CORPORATION         Corporate Resolution
------------------------------------------------------------------------------
PARTNERSHIP        1. The pages from the partnership agreement that identify the general partners, or

                   2.  A certification for a partnership agreement
------------------------------------------------------------------------------
TRUST 1. The pages from the trust document that identify the trustees, or

                   2. A certification for trust
------------------------------------------------------------------------------
STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the funds. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the funds. Under the plan, you can have money transferred automatically from your checking account to a fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY

You may have money transferred from your paycheck to a fund to buy additional Class I shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers Class I Only" below. Once your plan is established, any distributions paid by a fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS - CLASS I ONLY

You may choose to have dividend and capital gain distributions from Class I shares of a fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

o From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code numbers are as follows:

                                    CODE NUMBER
                                   ------------------
FUND NAME                           CLASSI      CLASS II
--------------------------------------------------------
Global Fund                         135         235
Short-Intermediate Fund             136         N/A
Convertible Fund                    137         237
Equity Fund                         139         239

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the funds may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, a fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The funds, Distributors and Advisers are also located at this address. Investment Counsel is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.

                                                HOURS OF OPERATION
                                               (PACIFIC TIME)
DEPARTMENT NAME         TELEPHONE NO.          (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------
Shareholder Services          1-800/632-2301    5:30 a.m. to 5:00 p.m.
Dealer Services               1-800/524-4040    5:30 a.m. to 5:00 p.m.
Fund Information              1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                             (1-800/342-5236)   6:30 a.m. to 2:30 p.m.
                                                (Saturday)
Retirement Plan Services      1-800/527-2020    5:30 a.m. to 5:00 p.m.
Institutional Services        1-800/321-8563    6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)        1-800/851-0637    5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager.

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Global Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The Short-Intermediate Fund offers two classes of shares, designated "Class I" and "Advisor Class." The Convertible Fund and the Equity Fund each offer two classes of shares, designated "Class I" and "Class II." The classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined a fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., the Global fund's sub-advisor

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge for the Global Fund is 4.25% for Class I and 1% for Class II; for the Short-Intermediate Fund, 2.25% for Class I; and for the Convertible Fund and the Equity Fund, 5.75% for Class I and 1% for Class II.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.